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                                     Exhibit 21. Subsidiaries of the Registrant.

      The Registrant had no parent at December 31, 2000.

      As of December 31, 2000, The Rouse Company owned 100% of the voting securities of the following domestic and foreign corporations included in the consolidated financial statements:

                                                                State of
      Subsidiary                                              Incorporation
      ----------                                              -------------

Directly owned subsidiaries of the Company.
All shares are Common Stock unless
otherwise noted.

      American City Corporation, The                            Maryland
      Baltimore Center, Inc.                                    Maryland
      Beachwood Property Holdings, Inc.                         Maryland
      Charlottetown, Inc.                                       Maryland
      Charlottetown North, Inc.                                 Maryland
      Chesapeake Investors, Inc. (Note 1)                       Delaware
      Community Research and Development, Inc.                  Maryland
      Cuyahoga Land Company, Inc.                               Maryland
      Exton Shopping, Inc.                                      Maryland
      Exton Square, Inc.                                        Pennsylvania
      Four Owings Mills Corporate Center, Inc.                  Maryland
      Gallery Maintenance, Inc. (Note 2)                        Maryland
      Gallery II Trustee, Inc.                                  Maryland
      Harbor Overlook Investments, Inc.                         Maryland
      Harborplace Management Corporation                        Maryland
      Harundale Mall, Inc.                                      Maryland
      Hermes Incorporated                                       Maryland
      Huntington Properties, Inc.                               Maryland
      It's Showtime of Maryland, Inc.                           Maryland
      Kalimba Marketplace, Inc.                                 Maryland
      Louisville Shopping Center, Inc.                          Kentucky
      Mondawmin Corporation                                     Maryland
      O. M. Guaranty, Inc.                                      Maryland
      O. M. Land Development, Inc.                              Maryland
      One Owings Mills Corporate Center, Inc.                   Maryland
      Owings Mills Finance Corporation                          Maryland
      Plymouth Meeting Food Court, Inc.                         Maryland
      Plymouth Meeting Mall, Inc. (Note 3)                      Pennsylvania
      PT Funding, Inc.                                          Maryland

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      Rouse-Camden Warehouse, Inc.                              Maryland
      Rouse Capital (Note 4)                                    Delaware
      Rouse-Columbus, Inc.                                      Maryland
      Rouse-Commerce, Inc.                                      Maryland
      Rouse Company at Owings Mills, The                        Maryland
      Rouse Company Financial Services, Inc., The               Maryland
      Rouse Company of Alabama, Inc., The (Note 5)              Alabama
      Rouse Company of Alaska, Inc., The                        Maryland
      Rouse Company of Arkansas, Inc., The                      Maryland
      Rouse Company of California, Inc., The (Note 6)           Maryland
      Rouse Company of Colorado, Inc., The (Note 7)             Maryland
      Rouse Company of Connecticut, Inc., The (Note 8)          Connecticut
      Rouse Company of Florida, Inc., The (Note 9)              Florida
      Rouse Company of Georgia, Inc., The (Note 10)             Georgia
      Rouse Company of Idaho, Inc., The                         Maryland
      Rouse Company of Illinois, Inc., The                      Maryland
      Rouse Company of Iowa, Inc., The (Note 11)                Maryland
      Rouse Company of Louisiana, The (Note 12)                 Maryland
      Rouse Company of Maine, Inc., The                         Maryland
      Rouse Company of Massachusetts, Inc., The (Note 13)       Maryland
      Rouse Company of Michigan, Inc., The (Note 14)            Maryland
      Rouse Company of Minnesota, Inc., The (Note 15)           Maryland
      Rouse Company of Mississippi, Inc., The                   Maryland
      Rouse Company of Montana, Inc., The                       Maryland
      Rouse Company of Nevada, Inc., The (Note 16)              Nevada
      Rouse Company of New Hampshire, Inc., The                 Maryland
      Rouse Company of New Jersey, Inc., The (Note 17)          New Jersey
      Rouse Company of New Mexico, Inc., The                    Maryland
      Rouse Company of New York, Inc., The (Note 18)            New York
      Rouse Company of North Carolina, Inc., The (Note 19)      Maryland
      Rouse Company of North Dakota, Inc., The                  Maryland
      Rouse Company of Ohio, Inc., The (Note 20)                Ohio
      Rouse Company of Oklahoma, Inc., The                      Maryland
      Rouse Company of Oregon, Inc., The (Note 21)              Maryland
      Rouse Company of Pennsylvania, Inc., The (Note 22)        Pennsylvania
      Rouse Company of Rhode Island, Inc., The                  Maryland
      Rouse Company of South Carolina, Inc., The                Maryland
      Rouse Company of South Dakota, Inc., The                  Maryland
      Rouse Company of Tennessee, Inc., The                     Maryland
      Rouse Company of Texas, Inc., The (Note 23)               Texas
      Rouse Company of the District of Columbia, The            Maryland
      Rouse Company of Utah, Inc., The                          Maryland
      Rouse Company of Vermont, Inc., The                       Maryland
      Rouse Company of Virginia, Inc., The (Note 24)            Maryland

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      Rouse Company of Washington, Inc., The (Note 25)                Maryland
      Rouse Company of West Virginia, Inc., The                       Maryland
      Rouse Company of Wisconsin, Inc., The                           Maryland
      Rouse Company of Wyoming, Inc., The                             Maryland
      Rouse-Coral Gables Development, Inc.                            Maryland
      Rouse Development Company of California, Inc., The              Maryland
      Rouse Fashion Show Management, Inc.                             Maryland
      Rouse Gallery II Management, Inc.                               Maryland
      Rouse-Hagerstown, Inc.                                          Maryland
      Rouse-Harford County, Inc.                                      Maryland
      Rouse Holding Company, The                                      Maryland
      Rouse Holding Company of Arizona, Inc., The (Note 26)           Maryland
      Rouse-Inglewood, Inc.                                           Maryland
      Rouse Investing Company (Note 27)                               Maryland
      Rouse Management, Inc.                                          Maryland
      Rouse Management Services Corporation                           Maryland
      Rouse Management Services Corporation of Arkansas, Inc.         Maryland
      Rouse Management Services Corporation of Louisiana, Inc.        Maryland
      Rouse-MerchantWired, Inc.                                       Maryland
      Rouse Metro Plaza, Inc.                                         Maryland
      Rouse-Metro Shopping Center, Inc.                               Maryland
      Rouse-Milwaukee, Inc.                                           Maryland
      Rouse-Milwaukee Garage Maintenance, Inc.                        Maryland
      Rouse Missouri Holding Company (Note 28)                        Maryland
      Rouse-Oakwood Two, Inc.                                         Maryland
      Rouse Office Management, Inc.                                   Maryland
      Rouse Office Management of Pennsylvania, Inc.                   Maryland
      Rouse Owings Mills Management Corporation                       Maryland
      Rouse Philadelphia, Inc.                                        Maryland
      Rouse-Phoenix Cinema, Inc.                                      Maryland
      Rouse-Randhurst Shopping Center, Inc.                           Maryland
      Rouse-Santa Monica, Inc.                                        Delaware
      Rouse Service Company, The                                      Maryland
      Rouse SI Shopping Center, Inc.                                  Maryland
      Rouse Transportation, Inc.                                      Maryland
      Rouse Tristate Venture, Inc.                                    Texas
      Rouse Venture Capital, Inc.                                     Maryland
      Rouse-Wates, Incorporated (Note 29)                             Delaware
      RREF Holding, Inc. (Note 30)                                    Texas
      Salem Mall, Incorporated                                        Maryland
      Santa Monica Place, Inc.                                        Maryland

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      Six Owings Mills Corporate Center, Inc.                         Maryland
      SMPL Management, Inc.                                           Maryland
      Three Owings Mills Corporate Center, Inc.                       Maryland
      TRC Central, Inc.                                               Maryland
      TRCD, Inc. (Note 31)                                            Delaware
      TRC Holding Company of Washington, D.C. (Note 32)               Maryland
      TRC Property Management, Inc.                                   Maryland
      TRC Purchasing, Inc.                                            Maryland
      Two Owings Mills Corporate Center, Inc.                         Maryland
      White Marsh Equities Corporation                                Maryland

Foreign subsidiaries:
--------------------

      Rouse Service (Canada) Limited                                  Canada

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Notes:
-----

1. Chesapeake Investors, Inc. owns all of the outstanding capital stock of Rouse Commercial Properties, Inc., a Maryland corporation:

      Rouse Commercial Properties, Inc. owns all of the outstanding capital stock of the following Maryland entities:

                  Hunt Valley Title Holding Corporation
                  Rouse Acquisition Finance, Inc.
                  Rouse Commercial Finance, Inc.

      Hunt Valley Title Holding Corporation owns 5% of the outstanding stock of Rouse-Teachers Holding Company (a Nevada corporation).

2. Gallery Maintenance, Inc. owns all of the outstanding capital stock of Rouse Gallery Management, Inc., a Maryland corporation.

3. Plymouth Meeting Mall, Inc. owns all of the outstanding common stock of 1150 Plymouth Associates, Inc., a Maryland corporation.

4. Rouse Capital is a statutory business trust formed under Delaware law. All of the Common Securities of Rouse Capital are owned by the Company. The Preferred Securities of Rouse Capital were sold in a public registered offering in 1995.

5. The Rouse Company of Alabama, Inc. owns all of the outstanding capital stock of Rouse-Liberty Park, Inc., a Maryland Corporation.

6. The Rouse Company of California, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

                  Rouse-Canyon Springs, Inc.
                  Rouse-Palm Springs II, Inc.
                  Rouse-Sacramento, Inc.

7. The Rouse Company of Colorado, Inc. owns all of the outstanding capital stock of Rouse Management Services Corporation of Colorado, Inc., a Maryland corporation.

8. The Rouse Company of Connecticut, Inc. owns all of the outstanding capital stock of Rouse Chapel Square Finance, Inc., a Maryland corporation.

9. The Rouse Company of Florida, Inc. owns all of the outstanding common stock or units of ownership interest of each of the following entities:

                  Bayside Entertainment Company, a Maryland corporation Governor's Square, Inc., a Florida corporation
                  Howard Retail Investment Corporation, a Maryland corporation New River Center, Inc., a Florida corporation
                  Rouse-Bayside, Inc., a Maryland corporation

                                       5
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            Rouse-Coral Gables, Inc., a Maryland corporation
            Rouse-Coral Gables, LLC, a Maryland limited liability company Rouse-Duval, Inc., a Maryland corporation
            Rouse-Fort Myers, Inc., a Maryland corporation
            Rouse-Governor's Square, Inc., a Maryland corporation
            Rouse-East Jacksonville, LLC, a Maryland limited liability company Rouse-Jacksonville, Inc., a Maryland corporation
            Rouse Kendall Management Corporation, a Maryland corporation Rouse-Miami, Inc., a Maryland corporation
            Rouse Office Management of Florida, Inc., a Maryland corporation Rouse-Orlando, Inc., a Maryland corporation
            Rouse-Osceola, Inc., a Maryland corporation
            Rouse-Sunrise, Inc., a Maryland corporation
            Rouse-Tampa, Inc., a Florida corporation

      Rouse-Bayside, Inc. is the Sole Member of the following Maryland limited liability companies: Rouse-Tampa Acquisition, LLC and Rouse-Tampa Bay, LLC,

10. The Rouse Company of Georgia, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

            Augusta Mall, Inc.
            Outlet Square of Atlanta, Inc.
            Perimeter Center, Inc.
            Perimeter Mall, Inc.
            Perimeter Mall Management Corporation
            Rouse-Alpharetta, Inc.
            Rouse-Atlanta, Inc.
            Rouse Columbus Square, Inc.
            Rouse Development Management Company, Inc.
            Rouse South DeKalb, Inc.
            South DeKalb Mall Management Corporation

11. The Rouse Company of Iowa, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

            Rouse Management Services Corporation of Iowa, Inc.
            Rouse Management Services Corporation Two of Iowa, Inc.

12. The Rouse Company of Louisiana owns all of the outstanding capital stock of Rouse-New Orleans, Inc., a Maryland corporation.

13. The Rouse Company of Massachusetts, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

            Faneuil Hall Marketplace, Inc.
            Marketplace Grasshopper, Inc.
            Rouse-Eastfield, Inc.

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14.  The Rouse Company of Michigan, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse-Ann Arbor, Inc.
        Rouse Southland, Inc.
        Rouse Southland Management Corporation
        Southland Security, Inc.
        Southland Shopping Center, Inc.

15. The Rouse Company of Minnesota, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Ridgedale Shopping Center, Inc.
        Rouse-Maple Grove, Inc.
        Rouse Ridgedale, Inc.
        Rouse Ridgedale Management Corporation
        Rouse-St. Elmo, Inc.

16. The Rouse Company of Nevada, Inc. owns all of the outstanding capital stock or units of ownership interest of each of the following entities:

        250 Pilot Road, LLC, a Nevada limited liability company
        585 Pilot Road, LLC, a Nevada limited liability company
        625 Pilot Road, LLC, a Nevada limited liability company
        10000 West Charleston Boulevard, LLC, a Nevada limited liability company 10450 West Charleston Boulevard, LLC, a Nevada limited liability company Cherry Hill Center, Inc., a Maryland corporation
        Echelon Holding Company, Inc., a Delaware corporation
        Echelon Mall, Inc., a Maryland corporation
        Harborplace, Inc., a Maryland corporation
        One Willow Corporation, a Delaware corporation
        Paramus Equities, Inc., a Texas corporation
        Paramus Park, Inc., a Maryland corporation
        Rouse-Bridgewater Commons, LLC, a Maryland limited liability company Rouse F.S., LLC, a Maryland limited liability company
        Rouse-Fashion Outlet, LLC, a Maryland limited liability company Rouse-Fashion Place, LLC, a Maryland limited liability company
        Rouse Fashion Show, Inc., a Nevada corporation
        Rouse-Las Vegas, LLC, a Nevada limited liability company Rouse-Moorestown, Inc., a Maryland corporation
        Rouse-Moorestown II, Inc., a Maryland corporation
        Rouse-Park Meadows Holding, LLC, a Maryland limited liability company Rouse-Towson Town Center, LLC, a Maryland limited liability company Rouse-Valley Fair, LLC, a Maryland limited liability company Rouse-Westdale, LLC, a Maryland limited liability company Rouse-Wincopin, Inc., a Maryland corporation
        Two Willow Corporation, a Delaware corporation
        The Village of Cross Keys, Incorporated, a Maryland corporation
        TTC Member, Inc., a Maryland corporation

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        White Marsh Mall, Inc., a Maryland corporation
        Woodbridge Center, Inc., a Maryland corporation

     One Willow Corporation owns all of the outstanding capital stock of Three Willow Corporation, a Delaware corporation.

     Rouse-Bridgewater Commons, LLC owns all of the outstanding units of ownership interest of Bridgewater Commons Mall, LLC, a Maryland limited liability company.

     Rouse-Park Meadows Holding, LLC owns all of the outstanding units of ownership interest of Rouse-Park Meadows, LLC, a Maryland limited liability company.

     Rouse-Towson Town Center, LLC owns 99.5% of the outstanding units of ownership interest of Towson Town Center, LLC, a Maryland limited liability company.

     Towson Town Center, LLC owns all of the outstanding units of ownership interest of Rouse-TTC Funding, LLC, a Maryland limited liability company.

     TTC Member, Inc. owns .1% of the outstanding units of ownership interest of TTC SPE, LLC and .5% of the outstanding units of Towson Town Center, LLC.

17. The Rouse Company of New Jersey, Inc. owns all of the outstanding Series A Preferred Stock of Rouse Woodbridge Funding, Inc., a Delaware corporation, and all of the outstanding common stock of each of the following Maryland corporations:

        Echelon Urban Center, Inc.
        Paramus Equities II, Inc.
        Paramus Mall Management Company, Inc.
        Rouse-Burlington, Inc.
        The Willowbrook Corporation
        Willmall Holdings, Inc.
        Willowbrook Management Corporation

18. The Rouse Company of New York, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse SI Shopping Management, Inc.
        Seaport Marketplace, Inc.
        Seaport Marketplace Theatre, Inc.
        Seaport Theatre Management Corporation

19. The Rouse Company of North Carolina, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse-Charlotte, Inc.
        Rouse Office Management of North Carolina, Inc.

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20.  The Rouse Company of Ohio, Inc. owns all of the outstanding common stock of each of the following corporations:

        Beachwood Place, Inc., a Maryland corporation
        Cuyahoga Development Corporation, a Maryland corporation
        Franklin Park Mall, Inc., a Maryland corporation
        Franklin Park Mall Management Corporation, a Maryland corporation Plaza Holding Corporation, an Ohio corporation
        Rouse-Brentwood, Inc., a Maryland corporation
        Rouse-Cincinnati, Inc., a Maryland corporation

21. The Rouse Company of Oregon, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse Office Management of Oregon, Inc.
        Rouse-Portland, Inc.
        Rouse Salem Centre Management Corporation

22. The Rouse Company of Pennsylvania, Inc. owns all of the outstanding capital stock of Whiteland I, Inc. and Whiteland II, Inc., both Maryland corporations.

23. The Rouse Company of Texas, Inc. owns all of the outstanding capital stock of each of the following corporations:

        Almeda Mall, Inc., a Maryland corporation
        AU Management Corporation, a Texas corporation
        Austin Mall, Inc., a Maryland corporation
        Collin Creek, Inc., a Maryland corporation
        Collin Creek Mall Management Company, Inc., a Maryland corporation Greengate Mall, Inc., a Pennsylvania corporation
        North Star Mall, Inc., a Texas corporation
        Northwest Mall, Inc., a Maryland corporation
        NS Management Corporation, a Texas corporation
        Rouse-Almeda, Inc., a Maryland corporation
        Rouse Fort Worth, Inc., a Maryland corporation
        Rouse Holding Company of Texas, Inc., a Texas corporation
        Rouse Management Services Corporation of Texas, Inc., a Maryland
          corporation
        Rouse-Northwest, Inc., a Maryland corporation
        Rouse-San Antonio, Inc., a Maryland corporation
        Rouse-Southlake, Inc., a Maryland corporation
        Rouse-Tarrant, Inc., a Maryland corporation
        SDK Mall, Inc., a Texas corporation
        South DeKalb Mall, Inc., a Texas corporation

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24.  The Rouse Company of Virginia, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse-Military Circle, Inc.
        Rouse-Richmond, Inc.

25. The Rouse Company of Washington, Inc. owns all of the outstanding capital stock of Rouse-Seattle, Inc., a Maryland corporation.

26. The Rouse Holding Company of Arizona, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

        Rouse-Arizona Center, Inc.
        Rouse Office Management of Arizona, Inc.
        Rouse-Phoenix Development Corporation
        Rouse-Phoenix Parking, Inc.
        Rouse-Phoenix Parking Two, Inc.
        Rouse-Phoenix Two Corporate Center, Inc.

27. Rouse Investing Company owns all of the outstanding capital stock of each of the following corporations:

        Deerfield Homes, Inc., a Florida corporation
        Wilmington Homes, Inc., a North Carolina corporation

28. Rouse Missouri Holding Company owns all of the outstanding capital stock of each of the following Maryland corporations:

        The Rouse Company of Missouri, Inc.
        Rouse Missouri Management Corporation
        St. Louis Union Station Beergarten, Inc.

     The Rouse Company of Missouri, Inc. owns all of the outstanding capital stock of The Rouse Company of St. Louis, Inc., a Maryland corporation.

29. Rouse-Wates, Incorporated ("Rouse-Wates") and its consolidated subsidiaries are accounted for as a discontinued operation in the consolidated financial statements. Rouse-Wates owns all of the outstanding capital stock of Owen Brown B Development Company, a Maryland corporation

30. RREF Holding, Inc. owns all of the outstanding capital stock of RII Holding, Inc., a Texas corporation.

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31.  TRCD, Inc. owns all of the outstanding common stock of the following
     Delaware corporations:

        Austin Mall Corporation
        Collin Creek Property, Inc.
        The Franklin Park Corporation
        Mall St. Matthews Corporation
        North Star Mall Corporation
        One Franklin Park Corporation
        One Gallery Corporation
        Rouse Funding Corporation
        Rouse Funding Two, Inc.
        Rouse-MTN, Inc.
        TRCDE, Inc.
        TRCDE Two, Inc.
        TRCDF, Inc.
        Two Franklin Park Corporation
        Two Gallery Corporation
        Willowbrook Mall, Inc.

     The Franklin Park Corporation owns 90 shares of the outstanding capital stock of Franklin Park Finance, Inc., a Delaware corporation, and Rodamco U.S.A., Inc. owns the remaining 910 shares. Franklin Park Finance, Inc. has 3,000 shares of capital stock authorized, of which 1000 shares are issued and outstanding as described above.

     Willowbrook Mall, Inc. owns 90 shares of the outstanding capital stock of Willowbrook Finance Corporation, a Delaware corporation, and Rodamco U.S.A., Inc. owns the remaining 910 shares. Willowbrook Finance Corporation has 3,000 shares of capital stock authorized, of which 1000 shares are issued and outstanding as described above.

32. TRC Holding Company of Washington, D.C. owns all of the outstanding capital stock of Rouse-National Press Management, Inc., a Maryland corporation